UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2006

CARDINAL FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-24557	54-1874630
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8270 Greensboro Drive, Suite 500 McLean, Virginia		22102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (703) 584-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On April 21, 2006, the shareholders of Cardinal Financial Corporation (the “Company”) approved amendments to each of the Cardinal Financial Corporation 2002 Equity Compensation Plan, the Cardinal Financial Corporation Executive Deferred Income Plan, the Cardinal Financial Corporation Directors Deferred Income Plan and the George Mason Mortgage, LLC Executive Deferred Income Plan (collectively, the “Plans”).

The following disclosure summarizes each of Plans. Copies of the Plans are being filed as exhibits to this report and are incorporated by reference into this Item 1.01.

2002 Equity Compensation Plan

General Information. The Cardinal Financial Corporation 2002 Equity Compensation Plan (the “Equity Plan”) authorizes the Compensation Committee of the Board of Directors to award Incentive Stock Options (“ISOs”), Non-Qualified Stock Options (“NQSOs”), stock appreciation rights (“SARs”), stock awards, phantom stock awards and performance share awards to directors, officers, key employees and consultants to the Company and its subsidiaries who are designated by the Compensation Committee. On April 21, 2006, the Company’s shareholders approved an amendment to increase the number of shares of Common Stock currently reserved for issuance under the Equity Plan from 1,970,000 to 2,420,000 (an increase of 450,000 shares).

Shares are considered to be issued under the Equity Plan only when the shares are actually issued to a participant. Additionally, any shares tendered or withheld in payment of all or part of the exercise price of a stock option granted under the Equity Plan or in satisfaction of withholding tax obligations, and any shares forfeited or canceled in accordance with the terms of a grant or award under the Equity Plan will become available for issuance under new grants and awards under the Equity Plan.

The Equity Plan provides that if there is a stock split, stock dividend or other event that affects the Company’s capitalization, appropriate adjustments will be made in the number of shares that may be issued under the Equity Plan and in the number of shares and price in all outstanding grants and awards made before such event.

Grants and Awards under the Equity Plan. The principal features of awards under the Equity Plan are summarized below.

Stock Options.   The Equity Plan permits the grant of incentive stock options (ISOs) and non-qualified stock options. The exercise price for options will not be less than the fair market value of a share of Common Stock on the date of grant. Except for an adjustment in the case of a corporate reorganization, stock dividend or other similar events, the option price cannot be reduced (by amendment, cancellation or otherwise) after the date of grant. The period in which an option may be exercised is determined by the Committee on the date of grant, but will not exceed 10 years. Payment of the option exercise price may be in cash or, if the grant agreement provides, by “cashless exercise”

or surrendering previously owned shares of Common Stock or the Company withholding shares of Common Stock upon exercise to the extent permitted under the applicable laws and regulations.

Stock Appreciation Rights (SARs).   SARs may also be granted either independently or in combination with underlying stock options. Each SAR will entitle the holder upon exercise to receive the excess of the fair market value of a share of Common Stock at the time of exercise over the fair market value of a share of Common Stock on the date of grant of the SAR. SARs may be exercised at such times and subject to such conditions as may be prescribed by the administrator. The maximum period in which the SARs may be exercised will be fixed by the administrator at the time the SAR is granted, except that no SAR shall have a term of more than 10 years from the date of grant. At the discretion of the Committee, all or part of the payment in respect of a SAR may be in cash, shares of Common Stock or a combination thereof.

Stock Awards.   The Committee may also authorize the grant of stock awards (i.e. shares of Common Stock). The stock award may be transferable or restricted for a set period of time or vest and become transferable upon the satisfaction of conditions set forth in the applicable award agreement. Restricted stock awards may be subject to forfeiture if, for example, the recipient’s employment terminates before the award vests. During the period of restriction, holders of restricted stock will have voting rights and the right to receive dividends on their shares.

Performance Shares.   The Committee may also award performance shares which entitle the participant to receive a payment equal to the fair market value of a specified number of shares of Common Stock if criteria performance objectives are satisfied. To the extent the performance share is earned, the Company’s payment obligations may be settled in cash, shares of Common Stock or a combination of both.

Stock Units.   The Committee may also award stock units, which is an award stated with reference to a number of shares of Common Stock. The award may entitle the recipient to receive, upon satisfaction of performance objectives, or other conditions set forth in the award agreement, cash, shares of Common Stock or a combination of both.

Transferability of Awards and Options. The Equity Plan provides that if an award or option agreement allows, an award or non-granted option SAR (other than a SAR related to an ISO) may be transferred by a participant to the participant’s children, grandchildren, spouse or one or more trusts for the benefit of such family members, or a partnership in which such family members are the only partners. The holder of an award or an option pursuant to such a transfer is bound by the same terms and conditions as was the participant who transferred the shares, provided however, that such transferee may not transfer the award or option except by will or the laws of descent and distribution.

Change of Control Provisions. The Equity Plan provides that in the event of a “Change of Control” (as defined in the Equity Plan), all outstanding stock options and SARs will become fully exercisable performance shares will be earned and the restrictions applicable to outstanding stock awards will lapse. The Committee may also provide that upon a change of control stock options shall be assumed, or an equivalent stock option substituted, by any successor to the Company, or the holder may exercise all stock options.

Other Information. No grants or awards may be issued under the Equity Plan after February 25, 2014. The Board of Directors may amend or terminate the Equity Plan at any time, provided that no amendment will become effective until shareholder approval is obtained if the amendment increases the number of shares of Common Stock that may be issued under the Plan or the amendment changes the class of individuals eligible to become participants, or if such approval is required under any applicable law, rule or regulation.

The Deferral Plans

General. The Company currently has in place two deferred compensation plans, one for its management—the Cardinal Financial Corporation Executive Deferred Income Plan (the “Cardinal Plan”)—and one for its outside directors—the Cardinal Financial Corporation Directors Deferred Income Plan (the “Directors Plan”). In addition, George Mason Mortgage, LLC, a subsidiary of the Company through Cardinal Bank, has in place a deferred compensation plan for its management—the George Mason Mortgage, LLC Executive Deferred Income Plan (the “George Mason Plan”). All three plans are referred to as the “Deferral Plans” in the discussion of this proposal.

The purpose of each of the Cardinal Plan and George Mason Plan is to offer participants the opportunity to defer voluntarily current compensation for retirement income and other significant future financial needs for themselves, their families and other dependents. These two plans are also designed to provide the Company and its subsidiary with a vehicle to address limitations on its contributions under any tax-qualified defined contribution plan. Participants in the Deferral Plans may elect from various investment funds, including a Company common stock fund that tracks the value of the Company’s Common Stock, for the amounts of compensation that they defer.

On April 21, 2006, the Company’s shareholders approved an amendment to each of the Deferral Plans to provide that any benefits to be payable from them that are attributable to a participant’s investment in the Company common stock fund would be in the form of shares of Common Stock. The Company has not currently authorized any specific number of shares of Common Stock for issuance under the Deferral Plans, but will do so prior to the payment of any benefit in the form of such shares.

Any benefits to be payable from the Deferral Plans that are attributable to a participant’s investment in a fund other than the Company common stock fund will continue to be in cash.

Administration. The plan administrator of each of the Deferral Plans is the Company’s Compensation Committee.  The Compensation Committee has sole and absolute discretion to interpret the Deferral Plans and is empowered to determine all questions arising in the administration and application of the Deferral Plans, and such actions by the Compensation Committee are final, conclusive, and binding on all persons. All costs and expenses that the

Compensation Committee incurs in administering and operating the Deferral Plans, if any, are paid by the Company, unless the Company gives notice that plan participants bear this expense, in whole or in part.

With respect to the Directors Plan, the Compensation Committee may appoint one or more employees of the Company to act as its plan administrator. The plan administrator has the authority to administer and operate the plan, and has such powers as are necessary to discharge those duties.

Eligibility and Participation. Any employee of the Company who is a member of a select group of management or highly compensated employees of the Company who has been selected by the plan administrator is eligible to participate in the Cardinal Plan. Any employee of the Company who is a member of a select group of management or highly compensated employees of George Mason who has been selected by the plan administrator is eligible to participate in the George Mason Plan.

Each non-employee director of the Company is eligible to participate in the Directors Plan and to defer payment of his or her retainers and meeting fees as provided in the plan.

Any eligible employee may become a participant in the Deferral Plans by completing and filing a deferral election form with the Company. All participants (or designated beneficiaries, if applicable) remain participants until his or her interest in the plan is fully distributed under the terms of the Deferral Plans.

Accounts and Investments. A separate account is established for each participant and credited with the amounts deferred in accordance with the Deferral Plans. These accounts reflect deferrals and contributions, gains and losses, income and expenses allocated to a participant, as well as distributions or other withdrawals. Each participant may designate and allocate his or her deferral among hypothetical investment options, which are mutual funds or a Company common stock fund. Any matching contributions and earnings on such contributions are invested in the Company common stock fund.

A participant may elect to defer from 5% to 100% of his or her compensation (or, in the case of the Directors Plan, his or her retainer and meeting fees).

For participants in the Cardinal Plan and the Directors Plan, the Company may provide a match to participant accounts in such amounts as it may determine from time to time. The matching contribution under the Cardinal Plan may not exceed the greater of 50% of a participant’s deferral or $50,000 annually. For participants in the Directors Plan, the Company’s matching contributions will not exceed the greater of 50% of a participant’s deferral or $10,000 annually. The George Mason Plan does not currently provide for a matching contribution.

All participants in the Cardinal Plan and George Mason Plan are fully vested at all times in deferral amounts and deemed earnings upon deferrals. Participants become fully vested in matching contributions made by the Company, and deemed earnings upon such matching contributions, upon the fourth year after the matching contribution is made. However, a participant will become fully vested in his or her matching contributions upon death, disability, change of control, or retirement. Upon separation from service, a participant is entitled to the vested portion of his or her matching contributions, but forfeits any non-vested amount. All participants in the Directors Plan are fully vested immediately in deferral amounts, deemed earnings upon deferrals, matching contributions, and deemed earnings upon matching contributions.

Payment of Benefits. Payments under the Cardinal and George Mason Plan are made on separation from service, death or disability or, if the participant elects, on a fixed date following the year of deferral. A distribution of a portion of the participant’s deferral account can also be made because of an unforeseeable emergency but only to the extent required to satisfy the emergency need. A participant may also elect in his or her deferral election form that a distribution of his or her entire account will be made in a lump sum payment within 30 days of the effective date of a change in control, overriding any prior election.

A participant’s deferral benefit is payable in the form elected by the participant on the annual deferral election form, which can be in a lump sum or, upon retirement, in installments up to 10 years.

Distributions from the Directors Plan are made on termination of service from the Board or death.

The Company is entitled to withhold all federal, state and local income, employment and other taxes required to be withheld by the Company in connection with payments made to participants under the Deferral Plans.

Restrictions on Transfer. Neither the participant nor his or her beneficiary has any right to sell, alienate, assign, transfer or otherwise convey the right to receive any payments under the Deferral Plans or any interest in the Deferral Plans, which payments and interest are expressly non-assignable and non-transferable. The interests of each participant under the Deferral Plans are not subject to claims of the participant’s creditors.

Unfunded Plans. The obligations incurred by the Company to pay deferral benefits to participants under the Deferral Plans are unsecured general obligations of the Company. The plans are unfunded, and the Company is not required to set aside assets to be used for payment of the benefits.

Other Information. The Deferral Plans may be terminated or amended at any time by the Board of Directors, effective as of the date specified, provided that no such termination or amendment shall decrease a participant’s deferral benefit accrued prior to the date of the termination or amendment.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

10.1	Cardinal Financial Corporation 2002 Equity Compensation Plan, as amended and restated April 21, 2006

10.2	Cardinal Financial Corporation Executive Deferred Income Plan, as amended and restated April 21, 2006

10.3	Cardinal Financial Corporation Directors Deferred Income Plan, as amended and restated April 21, 2006

10.4	George Mason Mortgage, LLC Executive Deferred Income Plan, as amended and restated April 21, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL FINANCIAL CORPORATION
(Registrant)

Date: April 27, 2006	By:	/s/ Robert A. Cern
Robert A. Cern
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Cardinal Financial Corporation 2002 Equity Compensation Plan, as amended and restated April 21, 2006

10.2	Cardinal Financial Corporation Executive Deferred Income Plan, as amended and restated April 21, 2006

10.3	Cardinal Financial Corporation Directors Deferred Income Plan, as amended and restated April 21, 2006

10.4	George Mason Mortgage, LLC Executive Deferred Income Plan, as amended and restated April 21, 2006